©2024 eHealthInsurance Services, Inc. Q3 2024 Financial Results 1

©2024 eHealthInsurance Services, Inc. 2 Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: Medicare broker industry and broader Medicare market trends, our estimates regarding Medicare enrollment growth; our estimates regarding commissions receivable collection; our estimates of constrained lifetime value of commissions per approved member; our 2024 operational priorities, including our business and growth strategy, B2B strategy, local market strategy, product portfolio diversification, and member loyalty and retention strategy; our 2024 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow; our estimates for positive net adjustment revenue and its expected impact on our 2024 annual guidance; the impact of our efforts to prepare for the annual enrollment period, our operational initiatives, including our Agency and Amplify fulfillment models, member retention initiatives and new platform features, and the expected impact of these initiatives on our business and financial results; our investments in technology, marketing , sales and operational initiatives and expected impact of these investments on conversions and our business; and other statements regarding our future operations, financial condition, prospects and business strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Definitions and reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

©2024 eHealthInsurance Services, Inc. 3 Q3 2024 Earnings Highlights  Q3 2024 Medicare submissions(1) across our core agency and carrier-dedicated Amplify platforms grew 22% compared to Q3 2023. Q3 2024 Medicare Advantage submissions(1) grew 26% compared to Q3 2023.  Total Q3 2024 acquisition cost per MA-equivalent approved member declined 16% compared to Q3 2023.  Q3 2024 total revenue was $58.4 million or a 10% year-over-year decline, driven by lower positive net adjustment revenue.  Q3 2024 positive net adjustment revenue was $1.2 million compared to $12.2 million in Q3 of 2023.  Q3 2024 Non-GAAP total revenue excluding net adjustment revenue(2) increased 9% year-over-year.  Q3 2024 GAAP net loss was $42.5 million compared to Q3 2023 GAAP net loss of $37.0 million;  Q3 2024 Non-GAAP net loss(2), which excludes the post-tax impact of positive net adjustment revenue and restructuring charges, improved 6% year-over-year.  Q3 2024 adjusted EBITDA(2) was $(34.8) million compared to Q3 2023 adjusted EBITDA(1) of $(28.1) million; Q3 2024 adjusted EBITDA excluding net adjustment revenue(2) improved $4.3 million year-over-year driven primarily by Medicare Advantage approved member growth, improved Medicare acquisition costs and continued fixed cost reduction efforts.  Successfully completed AEP preparations; achieved our licensed agent headcount targets and conducted a robust training program, developed our integrated brand marketing strategy and made further enhancements to our online platform. Third quarter results reflect strong Medicare enrollment growth and our investments in AEP preparedness (1) Submissions describe applications that are submitted by individuals online through our eHealth platform or completed with the assistance of our benefit advisors where the individual provides authorization to the benefit advisor to submit the application to the insurance carrier partner. The individual may have additional actions to take before the application will be reviewed by the insurance carrier and not all submissions ultimately become approved members. (2) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure.

AEP Preparation Highlights

Marketing Effectiveness

- Advancing our distinct consumer brand as an unbiased, transparent Medicare Matchmaker
- Layer in messaging recognizing specifics of this AEP
- Continue scaling high-performing direct branded channels
- Prepared to drive higher quality, higher converting leads

Sales Excellence

- Entered AEP fully prepared for significant increase in call volume that we anticipate
- Successfully reached our hiring goals with an advisor mix that is more tenured relative to last year
- Employing additional screeners, to improve customer experience and reduce wait times
- Combination of training, advisor mix, and screening program is expected to elevate conversions

Omnichannel Differentiation

- Continue to set ourselves apart with unique omnichannel enrollment tools:
  - **MatchMonitor:** ANOC review tool, walking beneficiaries through plan changes
  - **LiveAdvise:** video enrollment experience
  - Features such as licensed **agent chat**, **co-browsing**, and our proprietary **plan recommendation algorithm**
  - Complete end-to-end online shopping and enrollment

Expanded our cross-functional member loyalty and retention program

©2024 eHealthInsurance Services, Inc. eHealth | 4

Q3 2024 Revenue Reflects Strong Medicare Performance and Lower Tail Revenue

Total revenue in Q3 '24 declined 10% as a result of lower positive net adjustment (tail) revenue YoY, partially offset by our strong Medicare business performance.

Non-GAAP total revenue excluding net adjustment revenue[1] increased 9% YoY

Q3 '24 total revenue also reflects non-commission revenue growth of 36% YoY reflecting continued scaling of Amplify fee-based BPO platform.



Total Revenue ($MM)
$64.7
$12.2
$52.5
(10%)
9%
$58.4
$1.2
$57.2
Q3-FY23
Q3-FY24
Non-GAAP total revenue ex. net adj. revenue(1)
Tail revenue

(1) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure.

©2024 eHealthInsurance Services, Inc.
eHealth | 5

©2024 eHealthInsurance Services, Inc. 6 Q3 2024 Profitability Improved YoY Excluding Tail Revenue (1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, and other income (expense), net. ($46.3) ($43.3) Q3-FY23 Q3-FY24 Non-GAAP Net Loss ($MM) ($40.3) ($36.0) Q3-FY23 Q3-FY24 Adjusted EBITDA ex. net adjustment revenue ($MM) Q3 ‘24 GAAP net loss was $42.5M compared to GAAP net loss of $37.0M in Q3 ‘23. Q3 ‘24 non-GAAP net loss(1) improved by $3.0M YoY reflecting increased application volume and favorable member acquisition costs. Q3 ‘24 adjusted EBITDA ex. net adjustment revenue(1) improved $4.3M YoY. (1) Refer to the appendix for definitions of our on-GAAP financi l measur s and reconciliatio s to the most co parable GAAP m asure. (1) ($37.0) ($42.5) Q3-FY23 Q3-FY24 GAAP Net Loss ($MM) ($28.1) ($34.8) Q3-FY23 Q3-FY24 Adjusted EBITDA ($MM) (1) (1)

Q3 2024 Medicare Segment Performance

YoY comparisons of Medicare segment revenue and segment loss[1] were impacted by a decline in Medicare segment tail revenue.

Q3 '24 Medicare segment revenue declined 4% YoY. Ex. tail, non-GAAP Medicare segment revenue[2] increased 13%.

Q3 '24 Medicare segment loss[1] expanded 17% YoY. Q3 '24 Medicare segment loss excluding net adjustment revenue[2] improved 23% YoY.



Medicare Segment Revenue ($MM)
$55.5
(4%)
$53.2
$9.3
$1.1
13%
$46.2
$52.1
Q3-FY23
Q3-FY24
Medicare Segment Net Adjustment Revenue
Non-GAAP Medicare Segment Revenue(2)



Medicare Segment Loss(1)($MM)
($15.3)
($17.9)
Q3-FY23
Q3-FY24



Medicare Segment Loss ex. Net Adjustment Revenue(2)($MM)
($24.6)
($19.0)
Q3-FY23
Q3-FY24

(1) Segment loss is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, interest expense and other income (expense), net.

(2) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure.

©2024 eHealthInsurance Services, Inc. eHealth | 7

©2024 eHealthInsurance Services, Inc. 8 Q3 2024 Medicare Segment Performance Cont. (1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, and other income (expense), net. $1,503 $1,256 Q3-FY23 Q3-FY24 Total Acquisition Cost per Medicare Advantage-equivalent Approved Member 45,400 55,518 Q3-FY23 Q3-FY24 Total Medicare Submissions(1) Q3 ’24 total Medicare submissions(1) grew 22% YoY. Acquisition cost per Medicare Advantage- equivalent approved member improved 16% YoY. (16%) 22% (1) Submissions describe applications that are submitted by individuals online through our eHealth platform or completed with the assistance of our benefit advisors where the individual provides authorization to the benefit advisor to submit the application to the insurance carrier partner. The individual may have additional actions to take before the application will be reviewed by the insurance carrier and not all submissions ultimately become approved members.

©2024 eHealthInsurance Services, Inc. Medicare Submitted Apps Growth 9 • eHealth generated strong YoY growth in third quarter MA submissions, across our agency and carrier- dedicated Amplify fulfillment models. • Medicare Supplement total submissions grew 5.2%; Med Supp BOR submission metrics reflect shift of one of our large partners to a carrier-dedicated BPO model. • Standalone Part D volumes continued to decline reflecting broader market trends. Total Submissions(1) Total BOR Submissions(1) Product Q3-2024 Q3-2023 YoY Q3-2024 Q3-2023 YoY Medicare Advantage 49,220 39,018 26.1% 47,002 38,934 20.7% Medicare Supplement 3,898 3,706 5.2% 1,728 3,706 (53.4%) Medicare Part D 2,400 2,676 (10.3%) 1,413 2,676 (47.2%) Total Medicare 55,518 45,400 22.3% 50,143 45,316 10.7% (1) Submissions describe applications that are submitted by individuals online through our eHealth platform or completed with the assistance of our benefit advisors where the individual provides authorization to the benefit advisor to submit the application to the insurance carrier partner. The individual may have additional actions to take before the application will be reviewed by the insurance carrier and not all submissions ultimately become approved members.

©2024 eHealthInsurance Services, Inc. Operating cash flow for the TTM ended 9/30/2024 declined year-over-year reflecting timing of certain cash receipts and cash compensation dynamics as we carried a larger advisor count this quarter than a year ago. 10 Cash Flow & Balance Sheet Highlights $8.1 ($24.1) TTM Sept 30, 2023 TTM Sept 30, 2024 Operating Cash Flow ($MM) $160.6 $117.8 Sept 30, 2023 Sept 30, 2024 Ending Cash, Cash Equivalents & Marketable Securities ($MM) $780.6 $814.0 Sept 30, 2023 Sept 30, 2024 Ending Commissions Receivable (Current & Non-Current) ($MM)

©2024 eHealthInsurance Services, Inc. 11 FY24 Operational Priorities Grow revenue year-over-year while producing positive adjusted EBITDA 1 Advance our local market focused, omni-channel enrollment engine to drive higher conversions and greater margins 2 Launch the next phase of our member loyalty & retention strategy 3 Drive our B2B strategy and fortify the organizational foundation that supports our strategic partners and direct- to-employer opportunities 4 Enhance eHealth’s comprehensive product portfolio beyond Medicare Advantage agency business to drive year-round growth 5

©2024 eHealthInsurance Services, Inc. 12 FY24 Guidance 2024 Full Year Guidance Guidance Range (in millions) Total Revenue $470 – $495 GAAP Net Income (Loss) ($36.5) – ($22) Adjusted EBITDA(1) $7.5 – $25 Operating Cash Flow ($10) – $0 We are reiterating the guidance ranges for FY 2024 that we updated as part of our last earnings report. Guidance includes an estimate for positive net adjustment revenue in the range of $14 to $20 million. (1) Refer to the appendix for definitions of our non-GAAP financial measures and reconciliations to the most comparable GAAP measure.

©2024 eHealthInsurance Services, Inc. Appendix 13

©2024 eHealthInsurance Services, Inc. 14 Non-GAAP Financial Measure Definitions Non-GAAP financial measures within this presentation are defined as follows: • Non-GAAP total revenue excluding net adjustment revenue is calculated by excluding the effect of net commission revenue from members approved in prior periods (“net adjustment revenue”) from total revenue. • Non-GAAP net income (loss) is calculated by excluding net adjustment revenue and impairment, restructuring and other charges, net of tax from GAAP net income (loss). • Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together the “impact from preferred stock”), provision for (benefit from) income taxes, depreciation and amortization, stock- based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. • Adjusted EBITDA excluding net adjustment revenue is calculated by excluding net adjustment revenue, provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss). • Non-GAAP Medicare segment revenue is calculated by excluding Medicare net adjustment revenue from Medicare segment revenue. • Medicare segment profit (loss) excluding net adjustment revenue is calculated by excluding Medicare net adjustment revenue from Medicare segment profit (loss).

©2024 eHealthInsurance Services, Inc. 15 Reconciliation of GAAP to Non-GAAP Financial Measures (1) See slide 14 for the definition of non-GAAP financial measures.

©2024 eHealthInsurance Services, Inc. 16 Reconciliation of GAAP to Non-GAAP Financial Measures (1) See slide 14 for the definition of non-GAAP financial measures.

©2024 eHealthInsurance Services, Inc. 17 Reconciliation of GAAP to Non-GAAP Financial Measures (1) See slide 14 for the definition of non-GAAP financial measures.

©2024 eHealthInsurance Services, Inc. 18 Reconciliation of Guidance GAAP to Non-GAAP Financial Measures (1) See slide 14 for the definition of non-GAAP financial measures.